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                                                                    Exhibit 32.2

                       CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Donald L. Allen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that the Quarterly Report on Form 10-Q for Saddlebrook Resorts, Inc. for the period ended June 30, 2003 fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and that information contained therein fairly presents, in all material respects, the financial condition and results of operations of Saddlebrook Resorts, Inc.

Date:  August 13, 2003                             /s/ Donald L. Allen
                                                -------------------------
                                                     Donald L. Allen
                                              Vice President and Treasurer